UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 17, 2016

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement. On August 17, 2016, Renasant Corporation (the “Company”) and its wholly-owned subsidiary, Renasant Bank entered into an underwriting agreement (the “Underwriting Agreement”) with Sandler O’Neill & Partners, L.P., as representative of the underwriters listed on Schedule I to the Underwriting Agreement, for the issuance and sale of $60 million aggregate principal amount of its 5.00% Fixed-to-Floating Rate Subordinated Notes due 2026 (the “2026 Notes”) and $40 million aggregate principal amount of its 5.50% Fixed-to-Floating Rate Subordinated Notes due 2031 (the “2031 Notes”; the 2026 Notes and the 2031 Notes are referred to collectively as the “Notes”), at a public offering price equal to 100% of the aggregate principal amounts of the Notes.

The offering of the Notes closed on August 22, 2016. The net proceeds from the sale of the Notes to the Company were approximately $98.1 million, after giving effect to the underwriting discount of 1.50% and estimated expenses of the offering of the Notes. The Company intends to use these net proceeds for general corporate purposes, which may include providing capital to support the Company’s growth organically or through strategic acquisitions, repaying indebtedness and financing investments and capital expenditures, and for investments in Renasant Bank as regulatory capital.

Each of the 2026 Notes and the 2031 Notes have been offered pursuant to a prospectus supplement, each dated August 17, 2016, to the prospectus dated September 15, 2015 that was filed as part of the Registration Statement on Form S-3 (File No. 333-206966) under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement was filed with the Securities and Exchange Commission and automatically became effective on September 15, 2015.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. These representations, warranties and covenants are not representations of factual information to investors about the Company or its subsidiaries, and the sale of the Notes is not a representation that there has not been any change in the condition of the Company. The Company also agreed to indemnify the underwriters against certain liabilities arising out of or in connection with the sale of the Notes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Indenture and Notes. The Notes have been issued under a Subordinated Indenture dated as of August 22, 2016 (the “Base Indenture”) by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of August 22, 2016 between the Company and the Trustee (the “First Supplemental Indenture”) and the Second Supplemental Indenture dated August 22, 2016 between the Company and the Trustee (the “Second Supplemental Indenture”; the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are referred to collectively as the “Indenture”). The terms of the 2026 Notes are set forth in, and such Notes are governed by, the Base Indenture and the First Supplemental Indenture, and the terms of the 2031 Notes are set forth in, and such Notes are governed by, the Base Indenture and the Second Supplemental Indenture.

The 2026 Notes will mature on September 1, 2026. From and including August 22, 2016 to but excluding September 1, 2021, the Company will pay interest on the 2026 Notes semi-annually in arrears on each March 1 and September 1, commencing March 1, 2017, at a fixed annual interest rate equal to 5.00%. From and including September 1, 2021 to but excluding the maturity date or the date of earlier redemption, the interest rate will reset quarterly to an annual interest rate equal to the then-current three-month LIBOR rate plus a spread of 384 basis points, payable quarterly in arrears on each March 1, June 1, September 1 and December 1. Notwithstanding the foregoing, in the event that three-month LIBOR is less than zero, three-month LIBOR shall be deemed to be zero. The Company may, beginning with the interest payment date of September 1, 2021 and on any interest payment date thereafter, redeem the 2026 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2026 Notes to be redeemed plus accrued and unpaid interest to but excluding the date of redemption. The Company may also redeem the 2026 Notes at any time, including prior to September 1, 2021, at the Company’s option, in whole or in part, if: (i) a change or prospective change in law occurs that could prevent the Company from deducting interest payable on the 2026 Notes for U.S. federal income tax purposes; (ii) a subsequent event occurs that could preclude the 2026 Notes from being recognized as Tier 2 capital for regulatory capital purposes; or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended; in each case, at a redemption price equal to 100% of the principal amount of the 2026 Notes plus any accrued and unpaid interest to but excluding the redemption date. There is no sinking fund for the benefit of 2026 Notes, and the 2026 Notes are not convertible or exchangeable.

The 2031 Notes will mature on September 1, 2031. From and including August 22, 2016 to but excluding September 1, 2026, the Company will pay interest on the 2031 Notes semi-annually in arrears on each March 1 and September 1, commencing March 1, 2017, at a fixed annual interest rate equal to 5.50%. From and including September 1, 2026 to but excluding the maturity date or the date of earlier redemption, the interest rate will reset quarterly to an annual interest rate equal to the then-current three-month LIBOR rate plus a spread of 407.1 basis points, payable quarterly in arrears on each March 1, June 1, September 1 and December 1. Notwithstanding the foregoing, in the event that three-month LIBOR is less than zero, three-month LIBOR shall be deemed to be zero.

The Company may, beginning with the interest payment date of September 1, 2026 and on any interest payment date thereafter, redeem the 2031 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2031 Notes to be redeemed plus accrued and unpaid interest to but excluding the date of redemption. The Company may also redeem the 2031 Notes at any time, including prior to September 1, 2026, at the Company’s option, in whole or in part, if: (i) a change or prospective change in law occurs that could prevent the Company from deducting interest payable on the 2031 Notes for U.S. federal income tax purposes; (ii) a subsequent event occurs that could preclude the 2031 Notes from being recognized as Tier 2 capital for regulatory capital purposes; or (iii) the Company is required to register as an investment company under the Investment Company Act of 1940, as amended; in each case, at a redemption price equal to 100% of the principal amount of the 2031 Notes plus any accrued and unpaid interest to but excluding the redemption date. There is no sinking fund for the benefit of 2031 Notes, and the 2031 Notes are not convertible or exchangeable.

There is no right of acceleration of maturity of the Notes in the case of default in the payment of principal of, premium, if any, or interest on, the Notes or in the performance of any other obligation of the Company under the Indenture or other security issued by the Company. The Indenture provides that holders of the Notes may accelerate payment of indebtedness only upon the Company’s or Renasant Bank’s insolvency, receivership, conservatorship, reorganization or similar proceedings, or if there is a liquidation or winding up of the Company’s business.

The Notes are the unsecured, subordinated obligations of the Company and rank (i) junior in right of payment and upon the Company’s liquidation to any existing and all future indebtedness of the Company; (ii) equal in right of payment and upon the Company’s liquidation with any of its existing and all future indebtedness of the Company the terms of which provide that such indebtedness ranks equally with the Notes and (iii) senior in right of payment and upon the Company’s liquidation to any indebtedness the terms of which provide that such indebtedness ranks junior in right of payment to note indebtedness such as the Notes. The Notes are effectively subordinated to the Company’s future secured indebtedness to the extent of the value of the collateral securing such indebtedness and structurally subordinated to the existing and future indebtedness of the Company’s subsidiaries, including without limitation Renasant Bank’s depositors, liabilities to general creditors and liabilities arising in the ordinary course of business or otherwise. The 2026 Notes and the 2031 Notes rank equal in right of payment and upon the Company’s liquidiation.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Notes are not complete and are each qualified in their entirety by reference to the complete text of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the form of each of the 2026 Note and the 2031 Note, copies of which are attached as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On August 17, 2016, the Company issued a press release announcing the pricing of its offering of the Notes, which is furnished hereto as Exhibit 99.1.

This Current Report on Form 8-K, including the Exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of the Notes is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 17, 2016, by and among Renasant Corporation, Renasant Bank and Sandler O’Neill & Partners, L.P., as representative of the underwriters named therein.

4.1	Subordinated Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

4.3	Second Supplemental Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

4.4	Form of 5.00% Fixed-to-Floating Rate Subordinated Note due 2026 (included in Exhibit 4.2).

4.5	Form of 5.50% Fixed-to-Floating Rate Subordinated Note due 2031 (included in Exhibit 4.3).

5.1	Opinion of Phelps Dunbar LLP regarding the legality of the Notes.

5.2	Opinion of Covington & Burling LLP regarding the legality of the Notes.

23.1	Consent of Phelps Dunbar LLP (included in Exhibit 5.1).

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2).

99.1	Press release, dated August 17, 2016.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. This communication reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of the Company. These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made, and the Company does not assume any duty to update forward-looking statements, unless required by applicable law. Such forward-looking statements usually include words such as “expects,” “projects,”

“proposes,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include (1) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations; (2) the effect of economic conditions and interest rates on a national, regional or international basis; (3) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (4) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (5) the financial resources of, and products available to, competitors; (6) changes in laws and regulations, including changes in accounting standards; (7) changes in policy by regulatory agencies; (8) changes in the securities and foreign exchange markets; (9) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (10) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (11) an insufficient allowance for loan losses as a result of inaccurate assumptions; (12) general economic, market or business conditions; (13) changes in demand for loan products and financial services; (14) concentration of credit exposure; (15) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (16) other circumstances, many of which are beyond management’s control. Management undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: August 22, 2016	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated August 17, 2016, by and among Renasant Corporation, Renasant Bank and Sandler O’Neill & Partners, L.P., as representative of the underwriters named therein.

4.1	Subordinated Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

4.2	First Supplemental Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

4.3	Second Supplemental Indenture dated August 22, 2016 between Renasant Corporation and Wilmington Trust, National Association, as Trustee.

4.4	Form of 5.00% Fixed-to-Floating Rate Subordinated Note due 2026 (included in Exhibit 4.2).

4.5	Form of 5.50% Fixed-to-Floating Rate Subordinated Note due 2031 (included in Exhibit 4.3).

5.1	Opinion of Phelps Dunbar LLP regarding the legality of the Notes.

5.2	Opinion of Covington & Burling LLP regarding the legality of the Notes.

23.1	Consent of Phelps Dunbar LLP (included in Exhibit 5.1).

23.2	Consent of Covington & Burling LLP (included in Exhibit 5.2).

99.1	Press release, dated August 17, 2016.